UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2008
NATURAL GAS SERVICES GROUP, INC
(Exact name of registrant as specified in its charter)

Colorado	1-31398	75-2811855
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

508 W. Wall St., Ste. 550
Midland, Texas 79701
(Address of principal executive offices)

(432) 262-2700
(Registrant’s telephone number, including area code)

2911 SCR 1260
Midland, Texas 79701
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2008, Natural Gas Services Group, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2008. The press release issued on August 7, 2008 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Natural Gas Services Group's annual report on Form 10-K and its reports on Forms 10-Q and 8-K and other publicly available information should be consulted for other important information about Natural Gas Services Group, Inc.

The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99	Press release issued August 7, 2008
(furnished pursuant to Item 2.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: August 7, 2008
By: /s/Stephen C. Taylor
Stephen C. Taylor,
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press release issued August 7, 2008
(furnished pursuant to Item 2.02)